UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2022

PS BUSINESS PARKS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-10709	95-4300881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

(818) 244-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	PSB	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.250% Cum Pref Stock, Series X, $0.01 par value	PSBPrX	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.200% Cum Pref Stock, Series Y, $0.01 par value	PSBPrY	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Stock, Series Z, $0.01 par value	PSBPrZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Four proposals were submitted to PS Business Parks, Inc. (the “Company”) common stockholders for a vote at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) held on April 29, 2022.

The four proposals are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 25, 2022. The final results for each proposal are set forth below.

1.

The common stockholders elected eleven directors to the Board of Directors to hold office until the 2023 Annual Meeting or until their successors are duly qualified and elected. The votes for each nominee were as follows:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Ronald L. Havner, Jr.	24,277,503	1,820,363	12,059	241,209
Maria R. Hawthorne	25,468,656	631,454	9,815	241,209
Jennifer Holden Dunbar	25,643,476	456,553	9,896	241,209
M. Christian Mitchell	25,068,032	1,030,756	11,137	241,209
Irene H. Oh	25,871,891	226,193	11,841	241,209
Kristy M. Pipes	25,771,222	326,535	12,168	241,209
Gary E. Pruitt	25,772,547	324,170	13,208	241,209
Robert S. Rollo	25,763,830	332,957	13,138	241,209
Joseph D. Russell, Jr.	25,770,424	328,188	11,313	241,209
Peter Schultz	25,960,802	137,879	11,244	241,209
Stephen W. Wilson	25,898,717	200,016	11,192	241,209

2.	The common stockholders approved the advisory vote to approve the compensation of named executive officers as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
25,322,907	778,511	8,507	241,209

3.	The common stockholders approved the 2022 Equity and Performance-Based Incentive Compensation Plan as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
18,584,487	7,514,815	10,623	241,209

4.	The common stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
25,846,798	498,814	5,522	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

	By:	/s/ Adeel Khan
Adeel Khan
Date: May 2, 2022		Chief Financial Officer